Supplemental Information Earnings Report October 11, 2011 Exhibit 99.4 NEUSTAR, INC.

Statement of Operations
by Segments

Segment Revenue, $ in 000s Full-Year Full-Year
2009 Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Carrier Services
Numbering Services 329,513 90,701 90,927 89,592 90,593 361,813 99,426 98,813 99,924
Order Management Services 20,983 4,521 4,200 4,620 6,474 19,815 7,144 8,481 10,236
IP Services 6,843 2,410 2,633 2,445 2,646 10,134 3,045 3,540 3,995
Total Carrier Services revenue 357,339 97,632 97,760 96,657 99,713 391,762 109,615 110,834 114,155
Enterprise Services
Internet Infrastructure Services (IIS) 55,631 15,448 15,582 17,260 20,823 69,113 20,404 20,117 20,484
Registry Services 54,283 13,755 14,389 15,521 16,326 59,991 16,076 16,732 17,858
Total Enterprise Services revenue 109,914 29,203 29,971 32,781 37,149 129,104 36,480 36,849 38,342
Total consolidated revenue 467,253 126,835 127,731 129,438 136,862 520,866 146,095 147,683 152,497
Segment contribution, $ in 000s Full-Year Full-Year
2009 Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Carrier Services 317,070 87,227 87,999 86,561 90,530 352,317 96,579 97,570 99,302
Enterprise Services 46,130 12,788 13,261 15,733 17,502 59,284 15,651 15,418 16,551
Total segment contribution 363,200 100,015 101,260 102,294 108,032 411,601 112,230 112,988 115,853
2011 Quarter Ended,
2011 Quarter Ended,
2010 Quarter Ended,
2010 Quarter Ended,
Carrier Services:
Numbering Services – We operate and maintain authoritative databases for telephone number resources utilized by our carrier customers and manage the telephone number lifecycle.  The services utilizing these dat include our contracts to provide NPAC Services in the United States and Canada, International LNP Services (Taiwan and Brazil), Number Administration and Statements of Work (SOW) related to NPAC Services.
Order Management Services – Our Order Management Services (OMS) permit carrier customers, through a single interface, to exchange essential operating data with multiple carriers in order to provision services.
IP Services – We provide scalable IP services to carriers which allow them to manage access for the routing of IP communications.
Enterprise Services:
Internet Infrastructure Services – We provide a suite of domain name systems (DNS) services to our enterprise customers built on a global directory platform.  These services include Managed DNS, Monitoring and
Load Testing, and IP Geolocation.
Registry Services – We operate the authoritative registries for certain Internet domain names and operate the authoritative U.S. Common Short Code (CSC) registry on behalf of wireless carriers in the United States.
           services include the registry services for .biz, .us, .co, .tel and .travel domain names, as well as the registry for U.S. Common Short Codes.
Note:  Segment contribution excludes certain unallocated costs within the following expense classifications:  cost of revenue, sales and marketing, research and development, and general and administrative.  In addition, depreciation and amortization, restructuring charges and impairment of long-lived assets are excluded from segment contribution.  Such unallocated costs totaled $49.0 million and $57.8 million for the three months ended September 30, 2010 and 2011, respectively, and totaled $150.0 million and $171.4 million for the nine months ended September 30, 2010 and 2011, respectively.
We operate and maintain authoritative databases for telephone number resources utilized by our carrier customers and manage the telephone number lifecycle.  The services utilizing these databases
We provide scalable IP services to carriers which allow them to manage access for the routing of IP communications.
We provide a suite of domain name systems (DNS) services to our enterprise customers built on a global directory platform.  These services include Managed DNS, Monitoring and
Load
We operate the authoritative registries for certain Internet domain names and operate the authoritative U.S. Common Short Code (CSC) registry on behalf of wireless carriers in the United States.
These
Our Order Management Services (OMS) permit carrier customers, through a single interface, to exchange essential operating data with multiple carriers in order to provision services.

Key Performance Metrics
by Revenue Categories

Metrics Full-Year
Revenue category Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Carrier Services
NPAC Services transactions (in thousands) 96,063 106,494 112,169 127,018 441,744 131,278 130,131 117,792
Functionality enhancements NPAC SOWs ($ in 000s) 1,593 1,007 708 1,405 4,713 - - -
Enterprise Services
Functionality enhancements IIS's SOWs ($ in 000s) 875 805 966 1,411 4,057 966 161 -
IIS queries (in billions) 1,115 1,159 1,231 1,184 4,689 1,090 881 962
IIS new customers 242 234 286 315 1,077 287 306 242
IIS upgrades 300 337 339 296 1,272 321 311 318
Registry - domain names under management (in thousands) 4,112 4,142 4,625 4,774 4,774 5,143 5,310 5,403
CSC - codes under management 3,203 3,570 3,719 3,876 3,876 4,103 4,256 4,370
2010 Quarter Ended, 2011 Quarter Ended,

Expense by Cost
by Quarter and as a Percentage of Revenue

Full-Year
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Revenue ($ in 000s) 126,835 127,731 129,438 136,862 520,866 146,095 147,683 152,497
Expense by type ($ in 000s)
Cost of revenue (excl. depreciation & amortization) 27,016 26,988 27,574 29,704 111,282 31,052 31,417 34,194
% of Revenue 21% 21% 21% 22% 21% 21% 21% 22%
Sales and marketing 22,160 21,204 21,322 21,677 86,363 24,939 26,267 25,069
% of Revenue 17% 17% 16% 16% 17% 17% 18% 16%
Research and development 4,021 3,108 3,519 3,132 13,780 3,996 3,441 3,746
% of Revenue 3% 2% 3% 2% 3% 3% 2% 2%
General and administrative 17,635 14,584 15,865 17,412 65,496 20,215 21,949 20,960
% of Revenue 14% 11% 12% 13% 13% 14% 15% 14%
Depreciation & amortization 7,801 7,769 8,255 9,036 32,861 9,146 9,386 10,486
% of Revenue 6% 6% 6% 7% 6% 6% 6% 7%
Restructuring charges (recoveries) 1,235 771 (417) 3,772 5,361 432 (12) (33)
% of Revenue 1% 1% 0% 3% 1% 0% 0% 0%
Total operating expense 79,868 74,424 76,118 84,733 315,143 89,780 92,448 94,422
2010 Quarter Ended, 2011 Quarter Ended,

Expense Details
Other Details and Headcount

Stock-based compensation by type ($ in 000s) Full-Year
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Cost of revenue 513 655 635 510 2,313 476 616 780
Sales and marketing 1,171 1,370 1,285 1,245 5,071 1,726 1,989 1,907
Research and development 152 246 263 227 888 335 312 345
General and administrative 1,748 2,447 2,526 2,052 8,773 3,479 3,083 3,428
Total stock-based compensation expense 3,584 4,718 4,709 4,034 17,045 6,016 6,000 6,460
Amortization of intangibles ($ in 000s) 1,054 1,015 1,082 1,602 4,753 1,129 1,110 1,716
Headcount by type Year-End
Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Cost of revenue 386 368 358 392 392 385 390 430
Sales and marketing 292 279 295 297 297 300 306 327
Research and development 81 81 84 82 82 83 78 77
General and administrative 176 181 187 193 193 199 200 200
Total headcount 935 909 924 964 964 967 974 1,034
2010 Quarter Ended,
2010 Quarter Ended,
2011 Quarter Ended,
2011 Quarter Ended,

Reconciliation of Segment Contribution

$ in 000s Full-Year Full-Year
2009 Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Segment contribution
Carrier Services 317,070 87,227 87,999 86,561 90,530 352,317 96,579 97,570 99,302
Enterprise Services 46,130 12,788 13,261 15,733 17,502 59,284 15,651 15,418 16,551
Total segment contribution 363,200 100,015 101,260 102,294 108,032 411,601 112,230 112,988 115,853
Indirect operating expenses:
Cost of revenue (excl. depreciation & amortization) 66,080 18,672 18,325 18,724 19,969 75,690 19,627 19,742 20,424
Sales and marketing 15,269 4,539 4,148 3,736 3,922 16,345 3,825 4,617 3,584
Research and development 10,644 3,505 2,667 3,119 2,580 11,871 3,598 2,912 3,575
General and administrative 50,651 17,296 14,273 15,557 16,624 63,750 19,287 21,108 19,742
Depreciation and amortization 29,852 7,801 7,769 8,255 9,036 32,861 9,146 9,386 10,486
Restructuring charges (recoveries) 974 1,235 771 (417) 3,772 5,361 432 (12) (33)
Consolidated income from operations 189,730 46,967 53,307 53,320 52,129 205,723 56,315 55,235 58,075
2010 Quarter Ended, 2011 Quarter Ended,
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
Neustar reports its results in accordance with U.S. generally accepted accounting principles (GAAP).  Throughout this document, Neustar is providing certain non-GAAP financial measures.  Neustar cautions investors that the non-GAAP financial measures presented are intended to supplement Neustar’s GAAP results and are not a substitute for such results.  Additionally, the non-GAAP financial measures used by Neustar may differ from the non-GAAP financial measures used by other companies.

Income Statement of Operations

Note:
$ in 000s, except per share amounts Full-Year Full-Year
2009 Mar 31, Jun 30, Sep 30, Dec 31, 2010 Mar 31, Jun 30, Sep 30,
Revenue:
Carrier Services  357,339 97,632 97,760 96,657 99,713 391,762 109,615 110,834 114,155
Enterprise Services  109,914 29,203 29,971 32,781 37,149 129,104 36,480 36,849 38,342
Total revenue  467,253 126,835 127,731 129,438 136,862 520,866 146,095 147,683 152,497
Operating expense:
Cost of revenue (excl. depreciation & amortization) 99,436 27,016 26,988 27,574 29,704 111,282 31,052 31,417 34,194
Sales and marketing 80,676 22,160 21,204 21,322 21,677 86,363 24,939 26,267 25,069
Research and development 14,094 4,021 3,108 3,519 3,132 13,780 3,996 3,441 3,746
General and administrative 52,491 17,635 14,584 15,865 17,412 65,496 20,215 21,949 20,960
Depreciation and amortization 29,852 7,801 7,769 8,255 9,036 32,861 9,146 9,386 10,486
Restructuring charges (recoveries) 974 1,235 771 (417) 3,772 5,361 432 (12) (33)
Total operating expense 277,523 79,868 74,424 76,118 84,733 315,143 89,780 92,448 94,422
Income from operations 189,730 46,967 53,307 53,320 52,129 205,723 56,315 55,235 58,075
Other (expense) income:
Interest and other expense    (5,213) (1,537) (1,011) (4,294) (153) (6,995) (347) (126) (675)
Interest and other income 7,491 1,390 2,029 4,069 94 7,582 203 930 304
Income from continuing operations before income taxes 192,008 46,820 54,325 53,095 52,070 206,310 56,171 56,039 57,704
Provision for income taxes, continuing operations 76,498 18,497 21,798 21,275 20,712 82,282 22,706 22,423 19,931
Income from continuing operations 115,510 28,323 32,527 31,820 31,358 124,028 33,465 33,616 37,773
(Loss) income from discontinued operations, net of tax (14,369) (3,121) (3,954) (1,871) (8,873) (17,819) 38,510 (1,261) -
Net income 101,141 25,202 28,573 29,949 22,485 106,209 71,975 32,355 37,773
Basic net income (loss) per common share:
Continuing operations 1.55 0.38 0.43 0.43 0.42 1.66 0.45 0.46 0.52
Discontinued operations (0.19) (0.04) (0.05) (0.03) (0.12) (0.24) 0.52 (0.02) -
Basic net income per common share 1.36 0.34 0.38 0.40 0.30 1.42 0.97 0.44 0.52
Diluted net income (loss) per common share:
Continuing operations 1.53 0.37 0.42 0.42 0.42 1.63 0.45 0.45 0.51
Discontinued operations (0.19) (0.04) (0.05) (0.03) (0.12) (0.23) 0.51 (0.02) -
Diluted net income per common share 1.34 0.33 0.37 0.39 0.30 1.40 0.96 0.43 0.51
Weighted average common shares outstanding:
Basic 74,301 74,613 74,997 74,808 73,804 74,555 73,938 73,807 73,237
Diluted 75,465 75,944 76,217 76,026 75,458 76,065 75,285 75,015 74,632
2010 Quarter Ended, 2011 Quarter Ended,
During the second quarter of 2011, the Company completed its exit from the Converged Messaging Services business.  The results of operations of the Company’s Converged Messaging
Services business have been reclassified as discontinued operations for all periods presented.